                                                                    Exhibit 10.3

                             AMENDED AND RESTATED
                            SUBORDINATION AGREEMENT
                            -----------------------

          THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT (this "Agreement"), dated as of July 19, 2000, is made among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), FRI-MRD CORPORATION, a Delaware corporation ("Debtor"), and PRANDIUM, INC., a Delaware corporation formerly known as Family Restaurants, Inc.("Prandium").

          WHEREAS, Borrower, Prandium, the Subsidiaries of Prandium identified therein, and Foothill are parties to that certain Loan and Security Agreement, dated as of January 10, 1997 (as amended, modified, and otherwise supplemented through the date hereof, the "Existing Loan Agreement");

          WHEREAS, pursuant to the terms and conditions of the Existing Loan Agreement, Prandium, Debtor, and Foothill entered into that certain Subordination Agreement, dated as of January 10, 1997 (the "Existing Subordination Agreement"); and

          WHEREAS, Borrower, Prandium, the Subsidiaries of Prandium identified therein, and Foothill desire to amend and restate the Existing Loan Agreement in its entirety as provided in that certain Amended and Restated Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement"), it being understood that no repayment of the obligations under the Existing Loan Agreement is being effected thereby, but merely an amendment and restatement in accordance with the terms thereof; and

          WHEREAS, pursuant to the Loan Agreement and as one of the conditions thereof, Prandium, Debtor, and Foothill have agreed to amend and restate the Existing Subordination Agreement in its entirety as provided in this Agreement, it being understood that no satisfaction of the obligations under the Existing Subordination Agreement is being effected hereby, but merely an amendment, restatement, and consolidation in accordance with the terms hereof.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

          1.  Definitions; Interpretation.
              ---------------------------

              (a)   Terms Defined in Loan Agreement. All capitalized terms used
                    -------------------------------
in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

              (b)   Certain Defined Terms. As used in this Agreement, the
                    ---------------------
following terms shall have the following meanings:

          "Borrower" means Chi-Chi's, Inc., a Delaware corporation.
           --------

          "Dollars" means and refers to United States of America dollars or such
           -------
coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

          "FRI-MRD Subsidiaries" means all of the Subsidiaries of Debtor,
           --------------------
including without limitation, Borrower, and the Chi-Chi's Subsidiaries.

          "Insolvency Event" has the meaning set forth in Section 3.
           ----------------                               ---------

          "Senior Debt" means the indebtedness, liabilities and other monetary
           -----------
obligations of Debtor to Foothill under or in connection with the Loan Agreement, the Guaranty, and the other Loan Documents, including all unpaid principal of the Loans, all reimbursement obligations in connection with the Letters of Credit, or L/C Guaranties, all interest accrued thereon, all fees due under the Loan Agreement, and all other amounts payable by Debtor to Foothill thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

          "Subordinated Debt" means all indebtedness, liabilities and other
           -----------------
monetary obligations of Debtor owing to Prandium, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all principal under the Subordinated Debt Instruments, all interest accrued thereon, all fees, and all other amounts payable by Debtor to Prandium under or in connection with the Subordinated Debt Instruments and any other documents or instruments related thereto.

          "Subordinated Debt Instruments" means any instrument, agreement,
           -----------------------------
document, or contract, whether now existing or hereafter arising, that evidences any Subordinated Debt.

          "Subordinated Debt Payment" means any payment or distribution by or on
           -------------------------
behalf of Debtor, directly or indirectly, of assets of Debtor of any kind or character, whether in cash, property or securities (other than additional Subordinated Debt Instruments), including on account of the purchase, redemption or other acquisition of Subordinated Debt, as a result of any collection, sale or other disposition of collateral, or by setoff, exchange or in any other manner, for or on account of the Subordinated Debt.

              (c)   Interpretation. Unless the context of this Agreement clearly
                    --------------
requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

          2.  Subordination to Payment of Senior Debt.  All payments on account
              ---------------------------------------
of the Subordinated Debt shall be subject, subordinate and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill) of the Senior Debt.

          3.  Subordination Upon Any Distribution of Assets of Debtor.  In the
              --------------------------------------------------------
event of any payment or distribution of assets of Debtor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to Debtor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of Debtor, or otherwise (such events, collectively, the "Insolvency Events"): (i) all amounts owing on account of the Senior Debt shall first be paid, in full, in cash, or payment provided for in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill), before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which Prandium would be entitled except for the provisions hereof, shall, in the event of any such Insolvency Event, be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Foothill for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Foothill in respect of such Senior Debt.

          4.  Payments on Subordinated Debt.  So long as any Senior Debt shall
              ------------------------------
remain outstanding and unpaid, if any Blockage Event shall have occurred and be continuing, Debtor shall not make, directly or indirectly, and Prandium shall not accept or receive, any Subordinated Debt Payment.

          5.  Subordination of Remedies.  So long as any Senior Debt shall
              --------------------------
remain outstanding and unpaid, if any Blockage Event shall have occurred and be continuing, Prandium shall not, without the prior written consent of Foothill:

                    (i) accelerate, make demand, or otherwise make due and payable prior to the original stated maturity thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce their rights or interests under or in respect of the Subordinated Debt Instruments;

                    (ii) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

                    (iii) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities or obligations of Prandium to Debtor against any of the Subordinated Debt; or

                    (iv) commence, or cause to be commenced, or join with any creditor other than Foothill in commencing, any bankruptcy, insolvency or receivership proceeding against Debtor.

          6.  Payment Over to Foothill.  In the event that, notwithstanding the
              ------------------------
provisions of Sections 3, 4, and 5, any Subordinated Debt Payments shall be
              --------------------
received in contravention of such Sections 3, 4, or 5 by Prandium before all
                                  -------------------
Senior Debt is paid, in full, in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill), such Subordinated Debt Payments shall be held in trust for the benefit of Foothill and shall be paid over or delivered to Foothill for application to the payment, in full, in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill) of all Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4, and 5, after giving effect to
                                 --------------------
any concurrent payments or distributions to Foothill in respect of the Senior Debt.

          7.  Authorization to Foothill.  If, while any Subordinated Debt is
              --------------------------
outstanding, any Insolvency Event shall occur relating to Debtor or its property: (i) Foothill is hereby irrevocably authorized and empowered (in the name of Prandium or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Foothill; and (ii) Prandium shall promptly take such action as Foothill reasonably may request (A) to collect the Subordinated Debt for the account of Foothill and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Foothill such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments to the extent permitted by applicable law.

          8.  Certain Agreements of Prandium.
              -------------------------------

              (a)   No Benefits.  Prandium understands that there may be various
                    ------------
agreements among Foothill and Debtor evidencing and governing the Senior Debt, and Prandium acknowledges and agrees that such agreements are not intended to confer any benefits on Prandium and that Foothill shall have no obligation to Prandium or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

              (b)   No Interference. Prandium acknowledges that Debtor has
                    ---------------
granted Foothill a security interest in all of Debtor's assets, and agrees that, so long as Prandium holds Subordinated Debt, Prandium will not interfere with or in any manner oppose a disposition of any Collateral by Foothill in accordance with the terms of the agreements governing such grants and applicable law.

              (c)   Reliance by Foothill.  Prandium acknowledges and agrees that
                    --------------------
Foothill will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing the Loans, Letters of Credit, or L/C Guaranties thereunder.

              (d)   Waivers. Prandium waives any and all notice of the
                    -------
incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

              (e)   Obligations of Prandium Not Affected. Prandium agrees that
                    ------------------------------------
at any time and from time to time, without notice to or the consent of Prandium, without incurring responsibility to Prandium, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Foothill hereunder: (i) the time for Debtor's performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by Foothill; (ii) the agreements of Debtor with respect to the Loan Documents may from time to time be modified by Debtor and Foothill for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of Debtor or Foothill thereunder; (iii) the manner, place or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by Debtor and Foothill; (v) any Collateral may be sold, exchanged, released or substituted in accordance with the Loan Documents and any Lien in favor of Foothill may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against Debtor, any other Person, or with respect to any Collateral may be exercised (or Foothill may waive or refrain from exercising such rights) in accordance with the Loan Documents.

              (f)   Rights of Foothill Not to Be Impaired. No right of Foothill
                    -------------------------------------
to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by Debtor hereunder or under or in connection with the other Loan Documents or by any noncompliance by Debtor with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Foothill may have or otherwise be charged with.

              (g)   Financial Condition of Debtor. Prandium shall not have any
                    -----------------------------
right to require Foothill to obtain or disclose any information with respect to:
(i) the financial condition or character of Debtor or the ability of Debtor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Foothill or any other Person; or (vi) any other matter, except as otherwise expressly required by any provision of any Loan Document or law (except to the extent that any otherwise applicable requirement of law has been waived by Prandium pursuant to a legally enforceable waiver).

              (h)   Acquisition of Liens or Guaranties. Unless otherwise
                    ----------------------------------
expressly permitted under the Loan Documents, Prandium shall not, without the prior consent of Foothill, acquire any right or interest in or to any Collateral or accept any guaranties for the Subordinated Debt.

          9.  Subrogation.
              ------------

              (a)   Subrogation. Until the payment and performance in full of
                    -----------
all Senior Debt, Prandium shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to Foothill hereunder or otherwise.

              (b)   Payments Over to Prandium. If any payment or distribution to
                    -------------------------
which Prandium would otherwise have been entitled but for the provisions of
Section 3, 4, or 5 shall have been applied pursuant to the provisions of Section
------------------                                                       -------
3, 4, or 5 to the payment of all amounts payable under the Senior Debt, Prandium
----------
shall be entitled to receive from Foothill any payments or distributions received by Foothill in excess of the amount sufficient to pay in full all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to Foothill, Foothill shall promptly remit such excess to Prandium and until so remitted shall hold such excess payment for the benefit of Prandium.

         10.  Continuing Agreement; Reinstatement.
              -----------------------------------

              (a)   Continuing Agreement. This Agreement is a continuing
                    --------------------
agreement of subordination and shall continue in effect and be binding upon Prandium until payment and performance in full of the Senior Debt and termination or cash collateralization of the Letters of Credit, and L/C Guaranties. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with Debtor.

              (b)   Reinstatement. This Agreement shall continue to be effective
                    -------------
or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of Debtor shall be rescinded or must otherwise be restored by Foothill, whether as a result of an Insolvency Event or otherwise.

         11.  Transfer of Subordinated Debt.  Prandium may not assign or
              -----------------------------
transfer its rights and obligations under the Subordinated Debt Instruments or any interest in the Subordinated Debt without the prior written consent of Foothill (which consent shall not be unreasonably withheld), and any such transferee or assignee, as a condition to acquiring the Subordinated Debt Instruments or interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to Foothill.

         12.  Obligations of Debtor Not Affected.  The provisions of this
              ----------------------------------
Agreement are intended solely for the purpose of defining the relative rights against Debtor of Prandium, on the one hand, and Foothill, on the other hand. Nothing contained in this Agreement shall (i) impair, as between Debtor and Prandium, the obligation of Debtor to pay the principal of or interest on the Subordinated Debt Instruments and its other obligations with respect to the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or (ii) otherwise affect the relative rights against Debtor of Prandium, on the one hand, and the creditors of Debtor (other than Foothill), on the other hand.

         13.  Endorsement of Subordinated Debt Instruments; Further Assurances
              ----------------------------------------------------------------
and Additional Acts.
--------------------

              (a)   Endorsement of Subordinated Debt Instrument. At the request
                    -------------------------------------------
of Foothill, the Subordinated Debt Instruments and all other documents and instruments evidencing any of the Subordinated Debt shall be endorsed with a legend noting that the Subordinated Debt Instruments and such other documents and instruments are subject to this Agreement, and Prandium shall promptly deliver to Foothill evidence of the same.

              (b)   Further Assurances and Additional Acts. Each of Prandium and
                    --------------------------------------
Debtor shall execute, acknowledge, deliver, file, notarize and register at its own reasonable expense all such further agreements, instruments, certificates, financing statements, documents and assurances, and perform such acts as Foothill reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Foothill with evidence of the foregoing reasonably satisfactory in form and substance to Foothill.

         14.  Notices.  Unless otherwise specifically provided herein, any
              --------
notice or other communication herein required or permitted to be given shall be in writing and shall be delivered in the manner set forth in the Loan Agreement.

         15.  No Waiver; Cumulative Remedies.  No failure on the part of
              -------------------------------
Foothill to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Foothill.

         16.  Costs and Expenses.
              -------------------

              (a)   Payments by Debtor. Debtor agrees to pay to Foothill on
                    ------------------
demand the reasonable out-of-pocket costs and expenses of Foothill, and the reasonable fees and disbursements of counsel to Foothill, in connection with the negotiation, preparation, execution, and delivery of this Agreement, and any amendments, modifications, or waivers of the terms thereof.

              (b)   Payments by Debtor and Prandium. Each of Debtor and Prandium
                    -------------------------------
jointly and severally agrees to pay to Foothill on demand all reasonable out-of-pocket costs and expenses of Foothill, and the fees and disbursements of counsel, in connection, following a breach hereof, with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any reasonable out-of-pocket losses, costs and expenses sustained by Foothill as a result of any failure by any of Prandium to perform or observe its obligations contained in this Agreement.

         17.  Survival.  All covenants, agreements, representations and
              ---------
warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid and any Letters of Credit, or L/C Guaranties, remain outstanding. Without limiting the generality of the foregoing, the obligations of Debtor and Prandium under Section 16 shall survive the satisfaction of the Senior Debt and the
      ----------
termination or cash collateralization of the Letters of Credit, and L/C Guaranties.

         18.  Benefits of Agreement.  This Agreement is entered into for the
              ----------------------
sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

         19.  Binding Effect.  This Agreement shall be binding upon, inure to
              ---------------
the benefit of and be enforceable by Debtor, Prandium, and Foothill and their respective successors and assigns.

         20.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
              --------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

         21.  Submission to Jurisdiction.  PRANDIUM HEREBY (i) SUBMITS TO THE
              ---------------------------
EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND THE FEDERAL COURTS OF THE UNITED STATES SITTING IN THE STATE OF CALIFORNIA FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS, (iii) IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH THEY NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

         22.  Entire Agreement; Amendments and Waivers.
              -----------------------------------------

              (a)   Entire Agreement. This Agreement constitutes the entire
                    ----------------
agreement of Debtor, Foothill, and Prandium with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.

              (b)   Amendments and Waivers. No amendment to any provision of
                    ----------------------
this Agreement shall in any event be effective unless the same shall be in writing and signed by Debtor, Prandium, and Foothill; and no waiver of any provision of this Agreement, or consent to any departure by Debtor or Prandium therefrom, shall in any event be effective unless the same shall be in writing and signed by Foothill. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

         23.  Conflicts.  In case of any conflict or inconsistency between any
              ----------
terms of this Agreement, on the one hand, and the Subordinated Debt Instruments, on the other hand, then the terms of this Agreement shall control.

         24.  Severability.  Whenever possible, each provision of this
              -------------
Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

         25.  Interpretation.  This Agreement is the result of negotiations
              ---------------
between, and has been reviewed by counsel to, Foothill, Prandium, and Debtor and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against Foothill merely because of Foothill's involvement in the preparation hereof.

         26.  Counterparts.  This Agreement may be executed in any number of
              -------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement shall be equally as effective as delivery of a manually executed counterpart hereof. Any party hereto delivering a counterpart of this Agreement by telefacsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding nature hereof.

         27.  Termination of Agreement.  Upon payment and performance in full
              -------------------------
of the Senior Debt and the termination or cash collateralization of the Letters of Credit, and L/C Guaranties, this Agreement shall terminate and Foothill shall promptly execute and deliver to Debtor and Prandium such documents and instruments as shall be necessary to evidence such termination; provided, however, that the obligations of Debtor and Prandium under Section 16 shall survive such termination.

                 -remainder of page intentionally left blank-

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.


                                            FRI-MRD CORPORATION,
                                            a Delaware corporation


                                            By: /s/ Robert T. Trebing, Jr.

                                            Title:  President

                                            PRANDIUM, INC.,

                                            a Delaware corporation


                                            By: /s/ Robert T. Trebing, Jr.

                                            Title:  Executive V.P. and CFO

                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation


                                            By: /s/ Teresa Bolick

                                            Title:  Vice President

                                      S-1